                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  __________

                                 FORM 8-K/A-1

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 June 28, 1999
                                Date of Report
                       (Date of Earliest Event Reported)

                        CAPITOL COMMUNITIES CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

          Nevada                  0-23450                   88-0361144
 (State of Incorporation)  (Commission File No.)         (I.R.S. Employer
                                                        Identification No.)

           25550 Hawthorne Boulevard, Suite 207, Torrance, CA  90505
                   (Address of Principal Executive Offices)

                  Registrant's Telephone Number: 310-375-2266

       ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                                   EXHIBITS.

 (A) and (b). Financial information regarding the Company's divestment of the Resorts Subsidiaries and the Contributed Maumelle Property is incorporated by reference from the Company's quarterly report on Form 10-QSB filed with the SEC on August 26, 1999.

                                                SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on is behalf by the undersigned hereunto duly authorized.

       Dated: August 24, 1999            CAPITOL COMMUNITIES CORPORATION



                                             BY: /s/ Michael G. Todd
                                             ------------------------
                                                 Michael G. Todd
                                            President and Chairman of
                                                      the Board